                                                                 EXHIBIT 10.3


                                                                  CONFORMED COPY


                      AMENDMENT NO. 1 TO CREDIT AGREEMENT



     AMENDMENT NO. 1 TO CREDIT AGREEMENT dated as of October 4, 1996 among SHOPKO STORES, INC. (the "Borrower"), the BANKS listed on the signature pages hereof (the "Banks")and MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Agent (the "Aqent").


                            W I T N E S S E T H :

     WHEREAS, the parties hereto have heretofore entered into a Credit Agreement dated as of October 4, 1993 (the "Agreement"); and

     WHEREAS, the parties hereto desire to amend the Agreement as set forth herein;

     NOW, THEREFORE, the parties hereto agree as follows:


     SECTION 1. Definitions: References. Unless otherwise specifically defined herein, each term used herein which is defined in the Agreement shall have the meaning assigned to such term in the Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Agreement shall from and after the date hereof refer to the Agreement as amended hereby.

     SECTION 2. Amendment of Termination Date. The definition of "Termination Date" in Section 1.01 of the Agreement is amended to read in its entirety as follows:

     "Termination Date" means October 4, 1997, or such later date to which the Credit Availability Period shall have been extended pursuant to Section 2.01(d), or, if any such day is not a Euro-Dollar Business Day, the next succeeding Euro-Dollar Business Day unless such Euro-Dollar Business Day falls in another calendar month, in which case the Termination Date shall be the next preceding Euro-Dollar Business Day.

     SECTION 3. Amendment of Section 6.01. Section 6.01 of the Agreement is amended by inserting the following subparagraph (l) after subparagraph (k):

     (1) the Borrower shall fail to observe or perform the covenant contained in Section 5 of Amendment No. 1 to this Agreement;

     SECTION 4. Changes in Commitments. With effect from and including the date this Amendment becomes effective in accordance with Section 8 hereof, the Commitment of each Bank shall be the amount set forth opposite the name of such Bank on the signature pages hereof. Any Bank whose Commitment is changed to zero shall upon such effectiveness cease to be a Bank party to the Agreement, and all accrued fees and other amounts payable under the Agreement for the account of such Bank shall be due and payable on such date; provided that the provisions of Sections 8.03 and 9.03 of the Agreement shall continue to inure to the benefit of each such Bank.

     SECTION 5. Covenant of the Borrower. The Borrower hereby covenants that it will not consummate any merger, share exchange or similar transaction with Phar-Mor, Inc. or any affiliate thereof unless, prior to or simultaneously with the consummation of such merger, share exchange or similar transaction, it has
(i) repaid all Loans (whether Syndicated Loans or Swingline Loans) then outstanding, (ii) repaid all Reimbursement Obligations then outstanding and paid to the Agent the Aggregate LC Amount (as defined in Section 6.01 of the Agreement) to be held by the Agent in accordance with the terms of the last four paragraphs of Section 6.01 of the Agreement, and (iii) terminated the Commitments of all Banks in their entirety. This covenant shall not affect the limitations on any such transaction imposed by any other provision of the Agreement.

     SECTION 6. Representations and Warranties. The Borrower hereby represents and warrants that as of the date hereof and after giving effect thereto:

     (a)  no Default has occurred and is continuing;

     (b) each representation and warranty of the Borrower set forth in the Agreement is true and correct as though made on and as of this date; and

     (c) since February 24, 1996 there has been no material adverse change in the business, financial position or result of operations of the Borrower and its Consolidated Subsidiaries, considered as a whole.

     SECTION 7. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

     SECTION 8. Counterparts: Effectiveness. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Amendment shall become effective as of the date hereof when the Agent shall have received duly executed counterparts hereof signed by each of the parties hereto (or, in the case of any party as to which an executed counterpart shall not have been received, the Agent shall have received telegraphic, telex or other written confirmation from such party of execution of a counterpart hereof by such party).

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.


                                                   SHOPKO STORES, INC.



                                                   By  /s/ Lawrence J. Clark
                                                      Title:  Treasurer

$20,695,364.24                        MORGAN GUARANTY TRUST COMPANY
                                       OF NEW YORK


                                      By /s/ Jeffrey Hwang
                                         Title: Vice President



$20,695,364.24                        BANK OF AMERICA NATIONAL TRUST
                                       AND SAVINGS ASSOCIATION


                                      By /s/ Sandra S. Ober
                                         Title: Vice President



$20,695,364.24                        FIRST BANK NATIONAL ASSOCIATION


                                      By /s/ Elliot Jaffee
                                         Title: Vice President



$20,695,364.24                        NATIONSBANK, N.A.



                                      By /s/ Lisa S. Donoghue
                                         Title:  Vice President


$20,695,364.24                        PNC BANK, NATIONAL ASSOCIATION



                                      By /s/ Richard T. Jander
                                         Title: Assistant Vice President



 $8,278,145.70                        FIRSTAR BANK MILWAUKEE, N.A.


                                      By /s/ Robert A. Flosbach
                                         Title: Vice President

 $6,622,516.55                        ASSOCIATED BANK GREEN BAY,
                                       NATIONAL ASSOCIATION


                                      By /s/ Nancy A. Felhofer
                                         Title: Assistant Vice President



 $6,622,516.55                        BANK ONE, GREEN BAY


                                      By /s/ Thomas E. Knab Jr
                                         Title: Vice President


 $0                                   BANK OF AMERICA ILLINOIS
                                        (formerly CONTINENTAL BANK)


                                      By /s/ Sandra S. Ober
                                         Title: Vice President



 $0                                   NORWEST BANK MINNESOTA,
                                       NATIONAL ASSOCIATION


                                      By /s/ Janet M. Klein
                                         Title: Vice President


Total Commitments

$125,000,000.00

===============


                                      MORGAN GUARANTY TRUST COMPANY
                                       OF NEW YORK, as Agent



                                      By /s/ Jeffrey Hwang
                                         Title: Vice President